Supplemental Information 2nd Quarter 2017 Exhibit 99.2

2 Financial Overview 3 Segment Overview 7 Senior Housing 8 Ancillary Services 13 G&A Expense & Transaction Costs 14 Capital Expenditures 15 Cash Lease Payments 16 Unconsolidated Ventures 17 Debt & Liquidity 18 Net Asset Value Elements 20 Definitions 21 Appendix: Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Table of Contents

Overview

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except Total RevPAR)	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	FY 2017 Q2	YoY Q2
Resident fee and management fee revenue	$ 1,072,754	$ 1,058,363	$ 1,030,338	$ 1,032,821	$ 956,512	*(10.8)%*
Net income (loss)	$ (35,491)	$ (51,728)	$ (268,600)	$ (126,361)	$ (46,337)	*30.6 %*
Net cash provided by operating activities	$ 107,496	$ 99,442	$ 88,451	$ 66,766	$ 133,108	*23.8 %*
Adjusted EBITDA	$ 201,478	$ 202,343	$ 184,198	$ 198,296	$ 160,325	*(20.4)%*
Adjusted Free Cash Flow	$ 44,886	$ 47,829	$ 33,156	$ 63,445	$ 39,959	*(11.0)%*
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 16,425	$ 15,353	$ 17,989	$ 17,126	$ 18,219	*10.9 %*
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	$ 9,860	$ 7,502	$ 6,763	$ 8,750	$ 7,920	*(19.7)%*
Total RevPAR	$ 4,352	$ 4,337	$ 4,310	$ 4,405	$ 4,392	*0.9 %*

As of June 30, 2017



Managed - 3rd Party: 8
Managed-Venture: 202
Leased: 469
1,039 period end number of communities
Owned: 360



Managed - 3rd Party: 1,408
Managed-Venture(1): 30,490
Leased: 37,498
102,310 period end number of units
Owned: 32,914

Q2 2017 weighted average unit occupancy

Occupancy Band	Community Count	Community % of Period End Communities
Greater than 95%	204	20%
90% < 95%	216	21%
85% < 90%	171	16%
80% < 85%	163	16%
Less than 80%	285	27%
Total	1,039	

Consolidated Portfolio Average Asset Age	~21 years

(1) Brookdale's weighted average unit ownership percentage is 22.2%.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

4 Segment Overview (1) Senior Housing Segments Re venue (2) Segme nt O pe ra ting In come (3) (1) Brookdale’s five segments are Retirement Centers, Assisted Living, CCRCs–Rental (which combined are referred to as Senior Housing), Brookdale Ancillary Services and Management Services. (2) Percentage of revenue is based on Q2 2017 resident fee and management fee revenue. (3) Percentage of segment operating income is based on Q2 2017 results. Brookdale Ancillary Services 12% Management Services 2% Senior Housing 86% Brookdale Ancillary Services 4% Management Services 7% Senior Housing 89% CCRCs - Rental 14% Retirement Centers 20% Assisted Living 66% CCRCs Rental 9% Retirement Centers 24% Assisted Living 67% Consolidated Portfolio Overview

Adjusted EBITDA and Adjusted Free Cash Flow

(All amounts in 000s)	FY 2016			FY 2017		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Resident fee and management fee revenue	$ 1,072,754	$ 1,058,363	$ 1,030,338	$1,032,821	$ 956,512	
Less: Facility operating expenses	(693,103)	(704,221)	(686,176)	(674,542)	(642,405)	
Combined Segment Operating Income	379,651	354,142	344,162	358,279	314,107	*(17.3)%*
Less: G&A expense (including non-cash stock-based compensation expense)	(90,695)	(63,425)	(66,668)	(65,560)	(67,090)	
Add: Non-cash stock-based compensation expense	8,994	8,455	5,067	7,774	7,246	
Less: Transaction costs	(441)	(659)	(2,040)	(7,593)	(3,339)	
Less: Cash operating lease payments *(see page 16)*	(96,031)	(96,170)	(96,323)	(94,604)	(90,599)	
Adjusted EBITDA	**201,478**	**202,343**	**184,198**	**198,296**	**160,325**	***(20.4)%***
Less: Interest expense, net	(87,008)	(86,581)	(85,594)	(83,645)	(69,076)	
Less: Lease financing debt amortization	(15,532)	(16,024)	(16,409)	(17,248)	(14,382)	
Add: Proceeds from entrance fees, net of refunds and amortization	3,352	2,389	1,575	(173)	541	
Add/Less: Other [1]	1,355	1,313	(1,251)	937	1,383	
Less: Non-Development Capital Expenditures, net *(see page 15)*	(58,759)	(55,611)	(49,363)	(34,722)	(38,832)	
Adjusted Free Cash Flow	**$ 44,886**	**$ 47,829**	**$ 33,156**	**$ 63,445**	**$ 39,959**	***(11.0)%***
Brookdale's Proportionate Share of Unconsolidated Ventures':						
Adjusted EBITDA	**$ 16,245**	**$ 15,353**	**$ 17,989**	**$ 17,126**	**$ 18,219**	***12.2 %***
Adjusted Free Cash Flow	**$ 9,860**	**$ 7,502**	**$ 6,763**	**$ 8,750**	**$ 7,920**	***(19.7)%***
Weighted average shares used in computing basic and diluted net income (loss) per share	**185,825**	**185,946**	**185,684**	**185,689**	**186,212**	

(1) Primarily consists of proceeds from property insurance, cash paid for debt modification and extinguishment costs and cash paid for state income taxes.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	Q2 2017					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Ancillary Services	Management Services	Other [1]
Resident fee and management fee revenue	$ 956,512	$ 381,418	$ 442,462	$ 110,190	$ 22,442	$ —
Less: Facility operating expenses	(642,405)	(257,991)	(287,327)	(97,087)	—	—
Combined Segment Operating Income	314,107	123,427	155,135	13,103	22,442	—
Less: G&A expense (including non-cash stock-based compensation expense)	(67,090)	(17,580)	(20,394)	(7,128)	(14,184)	(7,804)
Add: Non-cash stock-based compensation expense	7,246	—	—	—	—	7,246
Less: Transaction costs	(3,339)	—	—	—	—	(3,339)
Less: Cash operating lease payments	(90,599)	—	(89,490)	—	—	(1,109)
Adjusted EBITDA	**160,325**	**105,847**	**45,251**	**5,975**	**8,258**	**(5,006)**
Less: Interest expense, net	(69,076)	(41,352)	(28,363)	(165)	—	804
Less: Lease financing debt amortization	(14,382)	—	(14,382)	—	—	—
Add: Proceeds from entrance fees, net of refunds and amortization	541	—	541	—	—	—
Add/Less: Other	1,383	—	—	—	—	1,383
Less: Non-Development Capital Expenditures, net	(38,832)	(16,733)	(14,205)	(35)	—	(7,859)
Adjusted Free Cash Flow	**$ 39,959**	**$ 47,762**	**$ (11,158)**	**$ 5,775**	**$ 8,258**	**$ (10,678)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily integration, transaction-related and strategic project costs), non-cash stock-based compensation and transaction costs.

6

Segment Overview

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	FY 2017 Q2	YoY Q2
Total Senior Housing, Brookdale Ancillary and Management Services[1]						
Revenue	$ 1,072,754	$ 1,058,363	$ 1,030,338	$ 1,032,821	$ 956,512	*(10.8)%*
Combined Segment Operating Income	$ 379,651	$ 354,142	$ 344,162	$ 358,279	$ 314,107	*(17.3)%*
Combined Segment Operating Margin	*35.4%*	*33.5%*	*33.4%*	*34.7%*	*32.8%*	*-260 bps*
Senior Housing *(see page 8)*						
Revenue	$ 931,232	$ 925,568	$ 896,032	$ 904,955	$ 823,880	*(11.5)%*
Senior Housing Operating Income	$ 342,433	$ 323,986	$ 307,609	$ 326,756	$ 278,562	*(18.7)%*
Senior Housing Operating Margin	*36.8%*	*35.0%*	*34.3%*	*36.1%*	*33.8%*	*-300 bps*
Number of communities (period end)	956	921	902	838	829	
Period end number of units	80,519	78,562	77,135	71,186	70,263	
Total Average Units	80,700	80,059	78,029	76,862	70,833	
RevPAR	$ 3,842	$ 3,849	$ 3,823	$ 3,919	$ 3,873	*0.8 %*
Weighted average unit occupancy	85.8%	86.2%	86.0%	85.3%	84.6%	*-120 bps*
RevPOR	$ 4,476	$ 4,465	$ 4,446	$ 4,597	$ 4,580	*2.3 %*
Brookdale Ancillary Services Segment						
Revenue	$ 123,336	$ 117,263	$ 114,042	$ 111,972	$ 110,190	*(10.7)%*
Segment Operating Income	$ 19,032	$ 14,624	$ 16,289	$ 15,629	$ 13,103	*-31.2 %*
Segment Operating Margin	*15.4%*	*12.5%*	*14.3%*	*14.0%*	*11.9%*	*-350 bps*
Management Services Segment						
Segment Operating Income (comprised solely of management fees)	$ 18,186	$ 15,532	$ 20,264	$ 15,894	$ 22,442	*23.4%*
G&A Allocation *(see page 14)*	$ (11,200)	$ (8,567)	$ (9,505)	$ (11,238)	$ (14,184)	*26.6%*
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 6,986	$ 6,965	$ 10,759	$ 4,656	$ 8,258	*18.2%*
Segment Operating Margin (Adjusted to Include G&A Allocation)	*38.4%*	*44.8%*	*53.1%*	29.3%	36.8%	*-160 bps*
Resident fee revenue under management	$ 304,047	$ 300,750	$ 297,713	$ 310,050	$ 371,381	
Number of communities (period end)	158	156	153	214	210	
Period end number of units	26,232	25,983	25,633	31,284	31,454	
Total Average Units	26,435	26,088	25,623	25,702	31,361	
RevPAR	$ 3,834	$ 3,843	$ 3,873	$ 3,939	$ 3,876	*1.1%*
Weighted average occupancy	86.8%	87.2%	86.8%	86.3%	84.8%	*-200 bps*
RevPOR	$ 4,350	$ 4,322	$ 4,367	$ 4,549	$ 4,570	*5.1%*

(1) Excludes reimbursed costs on behalf of managed communities of $186,076, $187,763, $178,530, $183,945 and $229,960 (in thousands), respectively.

7

Senior Housing Segments

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)	FY 2016			FY 2017		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Retirement Centers						
Revenue	$ 169,990	$ 170,706	$ 169,381	$ 172,620	$ 162,248	(4.6)%
Segment Operating Income	$ 74,754	$ 73,112	$ 72,215	$ 74,002	$ 67,297	(10.0)%
Segment Operating Margin	*44.0%*	*42.8%*	*42.6%*	*42.9%*	*41.5%*	*-250 bps*
Number of communities (period end)	95	95	93	86	86	
Period end number of units	17,095	17,105	17,017	16,071	16,071	
Total Average Units	17,095	17,105	17,115	17,108	16,071	
RevPAR	$ 3,315	$ 3,327	$ 3,299	$ 3,363	$ 3,365	1.5 %
Weighted average unit occupancy	88.9%	89.3%	88.9%	88.0%	87.3%	*-160 bps*
RevPOR	$ 3,727	$ 3,727	$ 3,711	$ 3,823	$ 3,857	3.5 %
Assisted Living						
Revenue	$ 613,017	$ 607,345	$ 581,827	$ 590,537	$ 547,430	(10.7)%
Segment Operating Income	$ 234,085	$ 217,878	$ 204,044	$ 217,439	$ 186,921	(20.1)%
Segment Operating Margin	*38.2%*	*35.9%*	*35.1%*	*36.8%*	*34.1%*	*-410 bps*
Number of communities (period end)	818	783	768	720	713	
Period end number of units	53,459	51,494	50,682	47,296	46,999	
Total Average Units	53,521	52,991	51,087	50,540	47,246	
RevPAR	$ 3,818	$ 3,820	$ 3,796	$ 3,895	$ 3,862	1.2 %
Weighted average unit occupancy	85.3%	85.6%	85.6%	84.7%	83.9%	*-140 bps*
RevPOR	$ 4,478	$ 4,461	$ 4,437	$ 4,600	$ 4,602	2.8 %
CCRCs - Rental						
Revenue	$ 148,225	$ 147,517	$ 144,824	$ 141,798	$ 114,202	(23.0)%
Segment Operating Income	$ 33,594	$ 32,996	$ 31,350	$ 35,315	$ 24,344	(27.5)%
Segment Operating Margin	*22.7%*	*22.4%*	*21.6%*	*24.9%*	*21.3%*	*-140 bps*
Number of communities (period end)	43	43	41	32	30	
Period end number of units	9,965	9,963	9,436	7,819	7,193	
Total Average Units	10,084	9,963	9,827	9,214	7,516	
RevPAR	$ 4,866	$ 4,896	$ 4,876	$ 5,086	$ 5,028	3.3 %
Weighted average unit occupancy	83.7%	84.0%	83.2%	83.5%	83.0%	*-70 bps*
RevPOR	$ 5,812	$ 5,833	$ 5,861	$ 6,091	$ 6,063	4.3 %

8

9 Revenue $ 798,048 $ 798,037 $ 790,042 $ 810,041 $ 798,396 — % Community Labor Expenses (324,092) (324,277) (329,058) (331,947) (339,008) Other facility operating expenses (170,147) (182,928) (180,124) (177,308) (183,452) Facility operating expenses (494,239) (507,205) (509,182) (509,255) (522,460) Same Community Operating Income $ 303,809 $ 290,832 $ 280,860 $ 300,786 $ 275,936 (9.2)% Same Community Operating Margin 38.1% 36.4% 35.6% 37.1% 34.6% -350 bps Number of communities (period end) 818 818 818 818 818 Total Average Units 68,322 68,316 68,317 68,309 68,300 RevPAR $ 3,892 $ 3,892 $ 3,853 $ 3,950 $ 3,894 0.1 % Weighted average unit occupancy 86.5% 86.8% 86.5% 85.8% 85.0% -150 bps RevPOR $ 4,499 $ 4,484 $ 4,453 $ 4,603 $ 4,581 1.8% ($ in 000s, except RevPAR and RevPOR) FY 2016 FY 2017 YoY Q2 Q3 Q4 Q1 Q2 Q2 Same Community Operating Income/Weighted average unit occupancy Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 86.5% 86.8% 86.5% 85.8% 85% $303,809 $290,832 $280,860 $300,786 $275,936 Same Community RevPAR Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 $3,892 $3,892 $3,853 $3,950 $3,894 Senior Housing: Same Community

10 Resident fee revenue $ 406,908 $ 403,655 $ 383,588 $ 388,310 $ 381,418 Less: Facility operating expenses (267,901) (271,664) (259,430) (252,673) (257,991) Owned Portfolio Operating Income 139,007 131,991 124,158 135,637 123,427 (11.2)% Less: G&A Portfolio Allocation (see page 14) (20,015) (14,685) (16,163) (16,808) (17,580) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 118,992 $ 117,306 $ 107,995 $ 118,829 $ 105,847 (11.0)% Additional Information Interest expense: property level and corporate debt $ (43,408) $ (43,380) $ (42,302) $ (40,285) $ (41,352) Community level capital expenditures, net (see page 15) $ (18,661) $ (19,983) $ (18,668) $ (13,909) $ (16,733) Number of communities (period end) 407 375 363 362 360 Period end number of units 35,541 33,800 33,054 33,016 32,765 Total Average Units 35,615 35,206 33,489 33,041 32,921 RevPAR $ 3,808 $ 3,822 $ 3,818 $ 3,916 $ 3,862 1.4 % Weighted average unit occupancy 85.1% 85.4% 85.2% 84.4% 83.9% -120 bps RevPOR $ 4,474 $ 4,473 $ 4,481 $ 4,641 $ 4,603 2.9 % Interest Coverage (as of June 30, 2017) 2.5x Net Debt (as of June 30, 2017; see page 19) 3,414,682 ($ in 000s, except RevPAR and RevPOR) FY 2016 FY 2017 YoY Q2 Q3 Q4 Q1 Q2 Q2 Senior Housing: Owned Portfolio

Senior Housing: Leased Portfolio

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except RevPAR and RevPOR)	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	FY 2017 Q2	YoY Q2
Resident fee revenue	$ 524,324	$ 521,913	$ 512,444	$ 516,645	$ 442,462	
Less: Facility operating expenses	(320,898)	(329,918)	(328,993)	(325,526)	(287,327)	
Leased Portfolio Operating Income	203,426	191,995	183,451	191,119	155,135	*(23.7)%*
Less: G&A Portfolio Allocation *(see page 14)*	(25,791)	(18,987)	(21,592)	(22,362)	(20,394)	
Leased Portfolio Operating Income (adjusted to Include G&A Allocation)	**$ 177,635**	**$ 173,008**	**$ 161,859**	**$ 168,757**	**$ 134,741**	***(24.1)%***
Additional Information						
Total cash lease payments *(see page 16)*	$ (154,398)	$ (154,699)	$ (155,255)	$ (154,422)	$ (132,235)	
Proceeds from entrance fees, net of refunds and amortization	$ 3,352	$ 2,389	$ 1,575	$ (173)	$ 541	
Community level capital expenditures, net *(see page 15)*	$ (23,573)	$ (17,360)	$ (16,585)	$ (14,801)	$ (14,205)	
Number of communities (period end)	549	546	539	476	469	
Period end number of units	44,978	44,762	44,081	38,170	37,498	
Total Average Units	45,085	44,853	44,540	43,821	37,912	
RevPAR	$ 3,869	$ 3,870	$ 3,827	$ 3,922	$ 3,883	*0.4 %*
Weighted average unit occupancy	86.4%	86.8%	86.6%	85.9%	85.2%	*-120 bps*
RevPOR	$ 4,478	$ 4,458	$ 4,420	$ 4,564	$ 4,557	*1.8 %*
Lease Coverage *(as of June 30, 2017)*					1.02x	

Lease Maturity Information as of June 30, 2017

Initial lease maturities	Leased communities with purchase options: Community count	Leased communities with purchase options: Total Average Units	Leased communities without purchase options: Community count	Leased communities without purchase options: Total Average Units	Total leased communities: Community count	Total leased communities: Total Average Units	Trailing twelve months ended March 31, 2017: Total cash lease payments
2017	1	903	27	2,246	28	3,149	$ 16,624
2018	42	2,169	10	1,035	52	3,204	44,119
2019	3	327	49	2,743	52	3,070	47,243
2020	2	301	86	4,551	88	4,852	57,160
2021	—	—	26	1,649	26	1,649	20,605
Thereafter	46	2,446	177	19,128	223	21,574	320,291
Total	94	6,146	375	31,352	469	37,498	$ 506,042

11

BROOKDALE
—SENIOR LIVING SOLUTIONS—

New Supply (1)

Brookdale's Largest 20 Markets - Competitive Summary

	Brookdale in NIC Markets				Competition Within 20 Minute Drive					
Market	Community Count	Total Average Units (IL/AL/MC)	Q2 2017 Weighted Average Unit Occupancy	Q2 2017 RevPAR	New Const. Properties[2]	IL/AL/MC New Const. Units[2]	1 Yr Projected Unit Opens % of Supply[2]	Current Saturation[3]	5 Yr Projected Total Pop Growth[4]	5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth[4]
Chicago, IL	16	2,600	90.2%	$ 3,971	12	1,439	5.8%	22.4%	1.5%	19.9%
Seattle, WA	25	2,449	87.8%	3,714	4	454	2.1%	31.2%	7.1%	32.9%
Los Angeles, CA	20	2,145	82.2%	3,885	4	430	1.7%	11.7%	3.7%	22.7%
Phoenix, AZ	22	1,790	88.7%	3,823	12	1,509	7.3%	29.6%	7.3%	43.4%
Dallas, TX	25	1,711	85.9%	3,478	17	1,348	5.2%	31.1%	8.6%	35.2%
Portland, OR	19	1,649	93.6%	3,630	3	419	2.2%	51.6%	6.0%	45.5%
Charlotte, NC	19	1,457	90.6%	4,454	4	533	5.4%	38.2%	8.6%	46.3%
Denver, CO	11	1,207	83.4%	4,450	11	1,483	11.7%	29.1%	8.7%	34.5%
Riverside, CA	12	1,205	82.2%	3,195	2	238	2.2%	17.3%	4.7%	19.9%
Austin, TX	10	1,042	86.2%	5,356	7	814	11.4%	28.6%	13.5%	41.7%
Miami, FL	7	1,038	83.0%	2,969	5	756	5.2%	18.8%	6.5%	40.4%
Jacksonville, FL	9	991	87.5%	3,584	3	391	7.9%	28.0%	6.2%	50.7%
Houston, TX	12	989	85.0%	4,511	8	890	8.3%	19.0%	9.6%	36.8%
Richmond, VA	2	980	85.8%	1,905	3	196	2.8%	43.2%	5.6%	8.8%
San Antonio, TX	12	971	72.0%	2,866	1	63	0.8%	25.8%	8.7%	29.6%
Detroit, MI	10	955	82.7%	3,188	11	1,364	8.5%	30.3%	1.4%	42.9%
Santa Rosa, CA	6	866	80.6%	4,063	—	—	—%	18.4%	3.8%	26.1%
Atlanta, GA	9	858	86.3%	3,329	6	747	7.5%	34.0%	8.1%	56.2%
Philadelphia, PA	11	853	84.8%	4,578	1	96	0.7%	23.6%	1.7%	18.6%
Tampa, FL	8	851	79.3%	2,980	6	677	6.2%	23.9%	5.5%	39.6%
Top 20 Markets	**265**	**26,607**	**85.7%**	**$ 3,746**	**120**	**13,847**	**5.0%**	**24.2%**	**6.0%**	**31.8%**
All Other NIC Markets	**327**	**26,674**	**84.5%**	**$ 3,886**	**92**	**10,123**	**3.2%**	**24.1%**	**4.6%**	**29.8%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q2 2017 "New Construction" properties with projected open dates through Q2 2018.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from Esri for 2016-2021.

12

13 Resident fee revenue Home Health $ 97,423 $ 91,858 $ 91,199 $ 92,241 $ 88,561 Outpatient Therapy 14,511 12,667 9,320 6,375 6,179 Hospice 10,503 11,766 12,531 13,346 15,441 Other ancillary services 899 972 992 10 9 Segment resident fee revenue 123,336 117,263 114,042 111,972 110,190 (10.7)% Segment Operating Income 19,032 14,624 16,289 15,629 13,103 (31.2)% Segment Operating Margin 15.4% 12.5% 14.3% 14.0% 11.9% -350 bps G&A Allocation (see page 14) (7,998) (6,323) (6,331) (7,225) (7,128) Segment Operating Income (Adjusted to Include G&A Allocation) $ 11,034 $ 8,301 $ 9,958 $ 8,404 $ 5,975 (45.8)% Segment Operating Margin (Adjusted to Include G&A Allocation) 8.9% 7.1% 8.7% 7.5% 5.4% -350 bps Additional Information Interest expense $ (323) $ (321) $ (303) $ (288) $ (165) Community level capital expenditures, net (see page 15) $ (77) $ (155) $ (51) $ (22) $ (35) Outpatient Therapy treatment codes 476,530 419,619 307,933 193,853 190,618 (60.0)% Home Health average daily census 15,388 14,456 14,587 15,370 14,821 (3.7)% Hospice average daily census 737 813 863 920 1,033 40.2% ($ in 000s) FY 2016 FY 2017 YoY Q2 Q3 Q4 Q1 Q2 Q2 Ancillary Services

G&A Expense & Transaction Costs

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	FY 2016			FY 2017		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
G&A Expense Allocations[(1)]						
Senior Housing Owned Portfolio allocation	$ 20,015	$ 14,685	$ 16,163	$ 16,808	$ 17,580	
Senior Housing Leased Portfolio allocation	25,791	18,987	21,592	22,362	20,394	
Ancillary Services allocation	7,998	6,323	6,331	7,225	7,128	
Management Services allocation	11,200	8,567	9,505	11,238	14,184	
Total allocations[(1)]	65,004	48,562	53,591	57,633	59,286	
Non-cash stock-based compensation expense	8,994	8,455	5,067	7,774	7,246	
Integration, Transaction-Related and Strategic Project Costs	16,697	6,408	8,010	153	558	
General and administrative expense	90,695	63,425	66,668	65,560	67,090	*-26.0%*
Transaction Costs	441	659	2,040	7,593	3,339	
General and administrative expense and transaction costs	$ 91,136	$ 64,084	$ 68,708	$ 73,153	$ 70,429	*-22.7%*
Allocated G&A Expense as a Percentage of Resident Fee Revenue						
Resident fee revenue	$ 1,054,568	$ 1,042,831	$ 1,010,074	$ 1,016,927	$ 934,070	
Senior Housing Owned Portfolio allocation	20,015	14,685	16,163	16,808	17,580	
Senior Housing Leased Portfolio allocation	25,791	18,987	24,592	22,362	20,394	
Ancillary Services allocation	7,998	6,323	6,331	7,225	7,128	
Non-cash stock-based compensation expense	8,994	8,455	5,067	7,774	7,246	
Total	$ 62,798	$ 48,450	$ 49,153	$ 54,169	$ 52,348	
As a % of resident fee revenue	*6.0%*	*4.6%*	*4.9%*	*5.3%*	*5.6%*	

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

14

Capital Expenditures

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except for Community level capital expenditures per unit)	FY 2016			FY 2017		YoY
	Q2	Q3	Q4	Q1	Q2	Q2
Community level capital expenditures, including allocations[(1)]						
Senior Housing Owned Portfolio	$ 18,661	$ 19,983	$ 18,668	$ 13,909	$ 16,733	
Senior Housing Leased Portfolio	23,573	17,360	16,585	14,801	14,205	
Ancillary Services	77	155	51	22	35	
Community level capital expenditures, net[(1)]	42,311	37,499	35,304	28,732	30,973	*(26.8)%*
Corporate capital expenditures[(2)]	16,448	18,112	14,059	5,990	7,859	*(52.2)%*
Non-Development Capital Expenditures, net	**58,759**	**55,611**	**49,363**	**34,722**	**38,832**	***(33.9)%***
Development Capital Expenditures, net	**6,508**	**6,000**	**7,186**	**1,064**	**2,807**	***(56.9)%***
Total capital expenditures, net	**$ 65,267**	**$ 61,611**	**$ 56,549**	**$ 35,786**	**$ 41,639**	***(36.2)%***
Community level capital expenditures per unit	$ 524	$ 468	$ 452	$ 374	$ 437	*(16.6)%*
Reconciliation to Additions to PP&E						
Total capital expenditures, net	$ 65,267	$ 61,611	$ 56,549	$ 35,786	$ 41,639	
Add: Total lessor reimbursements	14,557	10,385	12,727	8,044	5,545	
Add: Change in related payables	1,726	1,894	421	5,098	(6,542)	
Additions to property, plant and equipment and leasehold intangibles, net	$ 81,550	$ 73,890	$ 69,697	$ 48,928	$ 40,642	

(1) Includes net recurring and EBITDA-enhancing projects which were formerly reported separately.
(2) Formerly referred to by the Company as corporate, integration and other.

15

Cash Lease Payments

BROOKDALE — SENIOR LIVING SOLUTIONS —

($ in 000s)	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	FY 2017 Q2	YoY Q2
Operating Leases						
Facility lease expense	$ 92,682	$ 92,519	$ 91,745	$ 88,807	$ 84,690	
Less: Straight-line (income) expense, net	523	859	1,786	3,007	3,119	
Less: Amortization of (above) below market lease, net	1,733	1,699	1,699	1,697	1,697	
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093	
Cash operating lease payments[1]	$ 96,031	$ 96,170	$ 96,323	$ 94,604	$ 90,599	*(5.7)%*
Capital and Financing Leases						
Interest expense: capital and financing lease obligations	$ 50,581	$ 50,401	$ 50,451	$ 49,859	$ 32,228	
Less: Non-cash interest expense on financing lease obligations	(6,575)	(6,714)	(6,768)	(6,156)	(3,865)	
Add: Lease financing debt amortization	15,532	16,024	16,409	17,248	14,382	
Cash capital and financing lease payments	$ 59,538	$ 59,711	$ 60,092	$ 60,951	$ 42,745	*(28.2)%*
Total cash lease payments[1]	**$ 155,569**	**$ 155,881**	**$ 156,415**	**$ 155,555**	**$ 133,344**	***(14.3)%***
Interest Expense Reconciliation to Income Statement						
Interest expense: capital and financing lease obligations	$ 50,581	$ 50,401	$ 50,451	$ 49,859	$ 32,228	
Less: Non-cash interest expense on financing lease obligations	(6,575)	(6,714)	(6,768)	(6,156)	(3,865)	
Interest expense: capital and financing lease obligations - cash payments	44,006	43,687	43,683	43,703	28,363	
Less: Interest income	(728)	(809)	(694)	(631)	(804)	
Interest expense: debt	43,731	43,701	42,605	40,573	41,517	
Interest expense, net	87,009	86,579	85,594	83,645	69,076	
Add: Amortization of deferred financing costs and debt premium (discount)	2,288	2,380	2,422	2,591	2,692	
Add: Change in fair value of derivatives	4	—	150	46	39	
Add: Non-cash interest expense on financing lease obligations	6,575	6,714	6,768	6,156	3,865	
Add: Interest income	728	809	694	631	804	
Interest expense per income statement	$ 96,604	$ 96,482	$ 95,628	$ 93,069	$ 76,476	

(1) Includes corporate lease expense of $1,171, $1,182, $1,160 $1,133, and $1,109 (in thousands), respectively.

16

Unconsolidated Ventures

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	Q2 2017			Twelve Months Ended June 30, 2017
	Total	CCRC Venture	Other Ventures	Total
Resident fee revenue	$ 360,425	$ 100,066	$ 260,359	$ 1,223,071
Less: Facility operating expenses	(251,100)	(77,249)	(173,851)	(841,481)
Less: General and administrative expenses including management fees	(17,839)	(5,214)	(12,625)	(63,641)
Less: Facility lease expense, net	14	—	14	(1,523)
Adjusted EBITDA of Unconsolidated Ventures	**$ 91,500**	**$ 17,603**	**$ 73,897**	**$ 316,426**
Less: Interest expense, net	(34,361)	(6,154)	(28,207)	(138,448)
Add: Proceeds from entrance fees, net of refunds and amortization	7,468	7,468	—	33,281
Less: Other	507	(10)	517	100
Less: Community level capital expenditures, net	(23,739)	(11,694)	(12,045)	(92,759)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 41,375**	**$ 7,213**	**$ 34,162**	**$ 118,600**
Statistics				
Brookdale's weighted average unit ownership percentage	22.2%	51.0%	12.5%	22.2%
Non-recourse debt principal of unconsolidated ventures as of June 30, 2017	$ 3,334,823	$ 636,451	$ 2,698,372	$ 3,334,823
Number of communities (period end)	202	16	186	202
Total Average Units	30,215	7,213	23,002	25,895
Weighted average unit occupancy	84.7%	85.2%	84.6%	86.2%
RevPOR	$ 4,577	$ 5,065	$ 4,423	$ 4,588
Brookdale's Proportionate Share of:				
Adjusted EBITDA of Unconsolidated Ventures	$ 18,219	$ 8,978	$ 9,241	$ 68,687
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 7,920	$ 3,679	$ 4,241	$ 30,935
Debt principal of unconsolidated ventures as of June 30, 2017	$ 660,343	$ 324,590	$ 335,753	$ 660,343

17

18 $2,326,295 $1,271,513 (1) Includes the carrying value of mortgage debt, convertible notes, line of credit and other notes payable, but excludes capital and financing lease obligations. (2) Pertaining to variable rate debt, reflects a) market rates as of June 30, 2017 and b) applicable cap rates for hedged debt. Line of credit available to draw Cash and cash equivalents and marketable securities Total liquidity (available to draw + cash) $600,000 $400,000 $200,000 $0 06/30/16 09/30/16 12/31/16 03/31/17 06/30/17 $267,244 $309,576 $367,642 $367,473 $364,699 $39,053 $74,184 $216,397 $59,237 $181,307 $426,710 $584,039 $383,760 $306,297 As of June 30, 2017 Weighted Rate Fixed rate debt 5.02% Variable rate debt (2) 3.55% Total debt and line of credit 4.50% Balance(1) Total debt $ 3,597,808 Total Liquidity ($ in 000s) Debt & Liquidity $546,006 Debt Structure(1) ($ in 000s) Fixed rate debt Variable rate debt with interest rate caps Variable rate debt- unhedged Total variable rate debt $776,393 $495,120

Debt Maturity & Leverage

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Debt Maturity Schedule[1]
($ in 000s)



$1,400,000
$700,000
$0
$130,067
$1,032,438
$135,570
$475,794
$324,128
$1,499,811
2017
2018 (2)
2019
2020
2021
Thereafter
Debt(3)

	Weighted Rate[1]	
	Debt[3]	Line of Credit
2017	5.08%	—
2018	4.16%	—
2019	5.98%	—
2020	5.21%	—
2021	5.81%	—
Thereafter	3.84%	—
Total	**4.41%**	**—**

	Total Balance	
Debt[3]	$	3,597,808

(1) The debt maturity and weighted rate schedules reflect the payment and interest terms of a debt refinancing completed in July 2017. The amounts presented exclude the $19.6 million of incremental debt from the refinancing transaction.

(2) Includes carrying value of $302.5 million of convertible notes.

(3) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit and recurring principal amortization.

Leverage Ratios[4]
($ in 000s)

Twelve months ended June 30, 2017			**Annualized Leverage**
Adjusted EBITDAR[5]	(A)	$ 1,151,618	
Less: Cash operating lease payments *(see page 16)*		(377,696)	
Adjusted EBITDA[5]		773,922	
Less: Cash capital and financing lease payments *(see page 16)*		(223,499)	
Adjusted EBITDA[5] after cash capital and financing lease payments	(B)	550,423	
As of June 30, 2017			
Debt[3]		3,597,808	
Line of credit		—	
Less: Cash and cash equivalents		(151,528)	
Less: Marketable securities		(29,779)	
Less: Cash and escrow deposits - restricted held as collateral against existing debt		(1,819)	
Net Debt	(C)	**3,414,682**	**6.2x** (C/B)
Plus: Cash operating and capital and financing lease payments *(see page 16)* multiplied by 8		4,809,560	
Adjusted Net Debt	(D)	**$ 8,224,242**	**7.1x** (D/A)

(4) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(5) Amounts exclude integration, transaction, transaction-related and strategic project costs of $28.8 million.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding integration, transaction, transaction-related and strategic-project costs), Net debt, and Adjusted net debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

19

20 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 14. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $28,542 and integration, transaction, transaction-related and strategic project costs of $28,760 for the twelve months ended June 30, 2017. Senior Housing: Owned Portfolio(1) Owned Portfolio Operating Income $ 515,213 Less: G&A Portfolio Allocation(2) (65,236) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 449,977 Net Debt as of June 30, 2017 (see page 19) $ 3,414,682 Total Average Units 33,664 Senior Housing: Leased Portfolio(1) Leased Portfolio Operating Income (Adjusted to Include G&A Allocation)(2) $ 638,365 Total cash lease payments (see page 16) $ (596,611) Proceeds from entrance fees, net of refunds and amortization $ 4,332 Total Average Units 42,782 Ancillary Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 32,638 Management Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 30,638 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 68,687 Brookdale's Proportionate Share of non-recourse debt principal as of June 30, 2017 $ 660,343 Total Average Units 25,895 Brookdale's weighted average unit ownership percentage 22.2% Shares outstanding (excluding 5,358,640 unvested restricted shares) as of June 30, 2017 186,267,753 ($ in 000s and are for the trailing twelve months ending June 30, 2017 unless otherwise noted) Net Asset Value Elements

21 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) before provision (benefit) for income taxes; non-operating (income) expense items; depreciation and amortization (including non-cash impairment charges); (gain) loss on sale or acquisition of communities (including gain (loss) on facility lease termination); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non-cash stock-based compensation expense; and change in future service obligation. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments exclude integration, transaction, transaction-related and strategic project costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less cash operating lease payments. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDAR excludes integration, transaction, transaction-related and strategic project costs. Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities before: changes in operating assets and liabilities; gain (loss) on facility lease termination; and distributions from unconsolidated ventures from cumulative share of net earnings; plus: proceeds from refundable entrance fees, net of refunds; and property insurance proceeds; less: lease financing debt amortization and Non-Development Capital Expenditures (next page). Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus cash operating and capital and financing lease payments for the relevant period multiplied by 8. Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted EBITDA for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting. Brookdale’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expenses. Combined Segment Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Community Labor Expenses is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Integration, Transaction, Transaction-Related and Strategic Project Costs are general and administrative expenses. Integration costs include transition costs associated with the Emeritus merger and organizational restructuring (such as severance and retention payments and recruiting expenses), third party consulting expenses directly related to the integration of Emeritus (in areas such as cost savings and synergy realization, branding and technology and systems work), and internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction-related costs include third party costs directly related to the acquisition of Emeritus, other acquisition and disposition activity, community financing and leasing activity, our assessment of options and alternatives to enhance stockholder value, and corporate capital structure assessment activities (including stockholder relations advisory matters), and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities for the post-merger platform (including the electronic medical records (“EMR”) roll-out project) and reducing costs and achieving synergies by capitalizing on scale. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash lease payments for both operating leases and capital and financing leases, excluding corporate lease expense. Definitions

22 Leased Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt, convertible notes and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. n/m means not meaningful and is used in the year-over-year variance column if either or both periods being compared have a negative sign. Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities). Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities. Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company’s Retirement Centers, Assisted Living and CCRCs–Rental segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities. Total Average Units represents the average number of units operated during the period, excluding equity homes. Total RevPAR, or average monthly resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding entrance fee amortization, for the Company for the period, divided by the weighted average number of available units in the Company’s consolidated portfolio for the period, divided by the number of months in the period. Definitions

23 Brookdale West Hartford West Hartford, CT Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Appendix

Consolidated Statements of Cash Flows

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s)	FY 2016 Q2	FY 2016 Q3	FY 2016 Q4	FY 2017 Q1	FY 2017 Q2
Cash Flows from Operating Activities					
Net income (loss)	$ (35,491)	$ (51,728)	$ (268,600)	$ (126,361)	$ (46,337)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Loss on extinguishment of debt, net	—	236	876	54	42
Depreciation and amortization, net	135,682	133,163	131,510	130,078	123,579
Asset impairment	4,152	19,111	221,877	20,706	1,559
Equity in (earnings) loss of unconsolidated ventures	(338)	878	(1,182)	(981)	4,570
Distributions from unconsolidated ventures from cumulative share of net earnings	—	6,400	17,144	439	453
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(1,093)
Amortization of entrance fee revenue	(1,013)	(1,172)	(1,084)	(1,198)	(832)
Proceeds from deferred entrance fee revenue	4,371	3,869	2,653	1,927	2,025
Deferred income tax (benefit) provision	(602)	3,472	(556)	83,310	(2,937)
Change in deferred lease liability	(523)	(859)	(1,786)	(3,007)	(3,119)
Change in fair value of derivatives	4	—	150	46	39
Loss (gain) on sale of assets, net	198	425	(5,092)	603	547
Loss on facility lease termination	—	—	—	—	6,368
Non-cash stock-based compensation	8,994	8,455	5,067	7,774	7,246
Non-cash interest expense on financing lease obligations	6,575	6,714	6,768	6,156	3,865
Amortization of (above) below market rents, net	(1,733)	(1,699)	(1,699)	(1,697)	(1,697)
Other	(1,267)	(2,763)	(2,777)	(1,398)	(1,571)
Changes in operating assets and liabilities:					
Accounts receivable, net	8,177	2,744	(6,602)	3,556	8,401
Prepaid expenses and other assets, net	19,709	9,507	10,292	(8,630)	27,609
Accounts payable and accrued expenses	(21,745)	(50,759)	(9,356)	(51,627)	3,645
Tenant refundable fees and security deposits	264	(731)	(146)	(297)	82
Deferred revenue	(16,825)	15,272	(7,913)	8,406	664
Net cash provided by operating activities	107,496	99,442	88,451	66,766	133,108
Cash Flows from Investing Activities					
Change in lease security deposits and lease acquisition deposits, net	(328)	(238)	(449)	(420)	425
Change in cash and escrow deposits - restricted	283	(2,165)	6,837	(629)	(1,092)
Purchase of marketable securities	—	—	—	—	(29,779)
Additions to property, plant and equipment and leasehold intangibles, net	(81,550)	(73,890)	(69,697)	(48,928)	(40,642)
Acquisition of assets, net of related payables	—	—	—	—	(400)
Investment in unconsolidated ventures	(1,368)	(2,338)	(7,306)	(185,971)	(195)
Distributions received from unconsolidated ventures	1,878	1,234	214,137	1,807	6,238
Proceeds from sale of assets, net	—	173,887	78,461	31,675	2,780
Property insurance proceeds	1,267	2,763	2,777	1,398	1,571
Other	(2,470)	3,109	6,439	696	251
Net cash (used in) provided by investing activities	(82,288)	102,362	231,199	(200,372)	(60,843)
Cash Flows from Financing Activities					
Proceeds from debt	14,758	10,004	185,216	34,455	58,116
Repayment of debt and capital and financing lease obligations	(44,411)	(89,269)	(251,613)	(52,273)	(36,931)
Proceeds from line of credit	446,000	382,000	—	—	—
Repayment of line of credit	(469,500)	(468,500)	(100,000)	—	—
Purchase of treasury stock	—	—	(9,640)	—	—
Payment of financing costs, net of related payables	177	(773)	(1,524)	(321)	(202)
Proceeds from refundable entrance fees, net of refunds	(6)	(308)	6	(902)	(652)
Payment on lease termination	(4,625)	—	—	—	(552)
Payments of employee taxes for withheld shares	(3)	(467)	(205)	(5,112)	(208)
Other	593	640	323	599	455
Net cash (used in) provided by financing activities	(57,017)	(166,673)	(177,437)	(23,554)	20,026
Net increase (decrease) in cash and cash equivalents	(31,809)	35,131	142,213	(157,160)	92,291
Cash and cash equivalents at beginning of period	**70,862**	**39,053**	**74,184**	**216,397**	**59,237**
Cash and cash equivalents at end of period	**$ 39,053**	**$ 74,184**	**$ 216,397**	**$ 59,237**	**$ 151,528**

24

25 This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding integration, transaction, transaction-related and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. In addition, this section contains reconciliations of the Company’s non-GAAP financial measures Cash From Facility Operations (CFFO), Adjusted CFFO and the Company's proportionate share of CFFO of unconsolidated ventures, which the Company historically reported and has included herein for purposes of comparison. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated May 8, 2017 for additional information regarding the Company’s use, and the limitations of, the Company’s non-GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. As noted in the Company’s earnings release dated August 7, 2017, the Company changed its definition and calculation of Adjusted EBITDA when it reported results for the second quarter of 2016.  Prior period amounts of Adjusted EBITDA presented herein have been recast to conform to the new definition. See "Reconciliation of Non-GAAP Financial Measures" in the Company’s earnings release dated August 7, 2017 for more information regarding the changes made to the definition and calculation of Adjusted EBITDA.  In addition, the Company changed its definition and calculation of CFFO when it reported results for the third quarter of 2016. Prior period amounts of the Company's CFFO and Adjusted CFFO have been recast to reflect the Company's CFFO and Adjusted CFFO separate from, and exclusive of, the Company's proportionate share of CFFO of unconsolidated ventures. Previously, in connection with the Company's reporting results for the second quarter of 2016, the Company began reporting CFFO as a measure of liquidity, and as such the Company changed the definition of CFFO to reflect the reconciliation of such measure from the Company's net cash provided by (used in) operating activities. This previous change had no effect on the amounts of CFFO or Adjusted CFFO presented herein. Non-GAAP Financial Measures

26 Net income (loss) $ (35,491) $ (51,728) $ (268,600) $ (126,361) $ (46,337) Provision (benefit) for income taxes 123 4,159 (569) 84,028 (2,735) Equity in (earnings) loss of unconsolidated ventures (338) 878 (1,182) (981) 4,570 Debt modification and extinguishment costs 186 1,944 5,930 61 693 Loss (gain) on sale of assets, net 198 425 (5,092) 603 547 Other non-operating income (2,267) (3,706) (3,790) (1,662) (2,236) Interest expense 96,604 96,482 95,628 93,069 76,476 Interest income (728) (809) (694) (631) (804) Income (loss) from operations 58,287 47,645 (178,369) 48,126 30,174 Depreciation and amortization 133,394 130,783 129,088 127,487 120,887 Asset impairment 4,152 19,111 221,877 20,706 1,559 Loss on facility lease termination — — 11,113 — 6,368 Straight-line lease expense (income) (523) (859) (1,786) (3,007) (3,119) Amortization of above market lease, net (1,733) (1,699) (1,699) (1,697) (1,697) Amortization of deferred gain (1,093) (1,093) (1,093) (1,093) (1,093) Non-cash stock-based compensation expense 8,994 8,455 5,067 7,774 7,246 Adjusted EBITDA $ 201,478 $ 202,343 $ 184,198 $ 198,296 $ 160,325 ($ in 000s) FY 2016 FY 2017 Q2 Q3 Q4 Q1 Q2 Adjusted EBITDA Reconciliation Non-GAAP Financial Measures (Continued)

27 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding integration, transaction, transaction-related and strategic-project costs) ($ in 000s) Twelve Months Ended June 30, 2016 2017 Net income (loss) $ (326,947) $ (493,026) Provision for income taxes 40,460 84,883 Equity in loss of unconsolidated ventures 260 3,285 Debt modification and extinguishment costs 8,272 8,628 Gain on sale of assets, net (3,821) (3,517) Other non-operating income (10,717) (11,394) Interest expense 389,148 361,655 Interest income (2,224) (2,938) Income (loss) from operations 94,431 (52,424) Depreciation and amortization 547,624 508,245 Asset impairment 65,468 263,253 Loss on facility lease termination — 17,481 Facility lease expense 371,136 357,761 Non-cash stock-based compensation expense 34,690 28,542 Change in future service obligation (941) — Integration, transaction, transaction-related and strategic project costs 97,547 28,760 Adjusted EBITDAR (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 1,209,955 $ 1,151,618 $ —Facility lease expense $ (371,136) $ (357,761) Straight-line lease expense (income) 5,648 (8,771) Amortization of above market lease, net (6,825) (6,792) Amortization of deferred gain (4,372) (4,372) Adjusted EBITDA (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 833,270 $ 773,922 Interest expense: capital and financing lease obligations $ (206,046) $ (182,939) Non-cash interest expense on financing lease obligations 24,970 23,503 Lease financing debt amortization (60,220) (64,063) Adjusted EBITDA after cash capital and financing lease payments (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) $ 591,974 $ 550,423 Non-GAAP Financial Measures (Continued)

28 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of June 30, 2016 2017 Long-term debt (including current portion) $ 3,708,655 $ 3,597,808 Line of credit 186,500 — Less: cash and cash equivalents (39,053) (151,528) Less: marketable securities — (29,779) Less: cash held as collateral against existing debt (2,249) (1,819) Net Debt 3,853,853 3,414,682 Plus: trailing twelve months cash lease payments multiplied by 8 4,943,848 4,809,560 Adjusted Net Debt $ 8,797,701 $ 8,224,242 Adjusted Net Debt to Adjusted EBITDAR (excluding Integration, Transaction, Transaction- Related and Strategic Project Costs) 7.3x 7.1x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Integration, Transaction, Transaction-Related and Strategic Project Costs) 6.5x 6.2x Non-GAAP Financial Measures (Continued)

Non-GAAP Financial Measures (Continued)

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Adjusted Free Cash Flow; CFFO; and Adjusted CFFO Reconciliations

($ in 000s)	FY 2016			FY 2017	
	Q2	Q3	Q4	Q1	Q2
Net cash provided by operating activities	$ 107,496	$ 99,442	$ 88,451	$ 66,766	$ 133,108
Net cash (used in) provided by investing activities	(82,288)	102,362	231,199	(200,372)	(60,843)
Net cash (used in) provided by financing activities	(57,017)	(166,673)	(177,437)	(23,554)	20,026
Net (decrease) increase in cash and cash equivalents	$ (31,809)	$ 35,131	$ 142,213	$ (157,160)	$ 92,291
Net cash provided by operating activities	$ 107,496	$ 99,442	$ 88,451	$ 66,766	$ 133,108
Changes in operating assets and liabilities	10,420	23,967	13,725	48,592	(40,401)
Proceeds from refundable entrance fees, net of refunds	(6)	(308)	6	(902)	(652)
Lease financing debt amortization	(15,532)	(16,024)	(16,409)	(17,248)	(14,382)
Loss on facility lease termination	—	—	11,113	—	—
Distributions from unconsolidated ventures from cumulative share of net earnings	—	(6,400)	(17,144)	(439)	(453)
Non-development capital expenditures, net	(58,759)	(55,611)	(49,363)	(34,722)	(38,832)
Property insurance proceeds	1,267	2,763	2,777	1,398	1,571
Adjusted Free Cash Flow	**$ 44,886**	**$ 47,829**	**$ 33,156**	**$ 63,445**	**$ 39,959**
Add: Non-development capital expenditures, net	$ 58,759	$ 55,611	$ 49,363	$ 34,722	$ 38,832
Less: Recurring capital expenditures, net	(13,668)	(16,890)	(14,744)	(12,774)	(11,754)
Less: Property insurance proceeds	(1,267)	(2,763)	(2,777)	(1,398)	(1,571)
Add: Lease financing debt amortization with bargain purchase option	1,415	1,425	1,432	867	868
CFFO	**$ 90,125**	**$ 85,212**	**$ 66,430**	**$ 84,862**	**$ 66,334**
Less: Integration, transaction, transaction-related and strategic project costs	$ 17,324	$ 8,775	$ 15,104	$ 7,753	$ 4,548
Adjusted CFFO	**$ 107,449**	**$ 93,987**	**$ 81,534**	**$ 92,615**	**$ 70,882**

29

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	FY 2016			FY 2017		TTM
	Q2	Q3	Q4	Q1	Q2	Q2 2017
Net income (loss)	$ (1,232)	$ (6,195)	$ 1,917	$ 8,118	$ (26,412)	$ (22,572)
Provision for income taxes	517	224	227	263	327	1,041
Debt modification and extinguishment costs	—	—	131	13	16	160
(Gain) loss on sale of assets, net	—	—	(724)	(372)	189	(907)
Other non-operating income (loss)	(88)	—	(781)	(434)	(837)	(2,052)
Interest expense	27,979	28,021	27,183	26,391	35,304	116,899
Interest income	(678)	(700)	(723)	(703)	(750)	(2,876)
Income (loss) from operations	26,498	21,350	27,230	33,276	7,837	89,693
Depreciation and amortization	45,262	47,085	48,042	47,528	83,172	225,827
Asset impairment	34	—	413	2	483	898
Straight-line lease expense (income)	—	—	—	—	8	8
Adjusted EBITDA of unconsolidated ventures	**$ 71,794**	**$ 68,435**	**$ 75,685**	**$ 80,806**	**$ 91,500**	**$ 316,426**
Brookdale's weighted average ownership percentage	22.6%	22.4%	23.8%	21.2%	19.9%	21.7%
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 16,245**	**$ 15,353**	**$ 17,989**	**$ 17,126**	**$ 18,219**	**$ 68,687**

30

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Brookdale's Proportionate Share of Adjusted Free Cash Flow and CFFO of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	FY 2016			FY 2017		TTM
	Q2	Q3	Q4	Q1	Q2	Q2 2017
Net cash provided by operating activities	$ 55,842	$ 47,095	$ 40,994	$ 59,924	$ 85,867	$ 233,880
Net cash (used in) provided by investing activities	(45,682)	(40,885)	5,556	(1,150,080)	(68,585)	(1,253,994)
Net cash (used in) provided by financing activities	(14,784)	(12,073)	(55,554)	1,145,059	(29,166)	1,048,266
Net (decrease) increase in cash and cash equivalents	$ (4,624)	$ (5,863)	$ (9,004)	$ 54,903	$ (11,884)	$ 28,152
Net cash provided by operating activities	$ 55,842	$ 47,095	$ 40,994	$ 59,924	$ 85,867	$ 233,880
Changes in operating assets and liabilities	(5,205)	(3,600)	8,617	2,086	(16,559)	(9,456)
Proceeds from refundable entrance fees, net of refunds	(677)	32	(4,931)	(4,365)	(5,028)	(14,292)
Non-development capital expenditures, net	(24,507)	(25,761)	(26,232)	(17,027)	(23,739)	(92,759)
Property insurance proceeds	—	—	—	393	834	1,227
Adjusted Free Cash Flow of unconsolidated ventures	**$ 25,453**	**$ 17,766**	**$ 18,448**	**$ 41,011**	**$ 41,375**	**$ 118,600**
Brookdale's Weighted Average Ownership percentage	38.7%	42.2%	36.7%	21.3%	19.1%	26.1%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 9,860**	**$ 7,502**	**$ 6,763**	**$ 8,750**	**$ 7,920**	**$ 30,935**
Adjusted Free Cash Flow	$ 25,453	$ 17,766	$ 18,448	$ 41,011	$ 41,375	$ 118,600
Add: Non-development capital expenditures, net	24,507	25,761	26,232	17,027	23,739	92,759
Less: Recurring capital expenditures, net	(5,189)	(5,256)	(5,075)	(4,475)	(6,461)	(21,267)
Less: Property insurance proceeds	—	—	—	(393)	(834)	(1,227)
CFFO of unconsolidated ventures	**$ 44,771**	**$ 38,271**	**$ 39,605**	**$ 53,170**	**$ 57,819**	**$ 188,865**
Brookdale's Weighted Average Ownership percentage	35.6%	36.2%	32.5%	24.6%	23.8%	28.3%
Brookdale's proportionate share of CFFO of unconsolidated ventures	**$ 15,939**	**$ 13,837**	**$ 12,870**	**$ 13,057**	**$ 13,762**	**$ 53,526**

31

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com